UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2026

STRATEGY INC

(Exact name of registrant as specified in its charter)

Delaware	001-42509	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share	STRF	The Nasdaq Global Select Market
Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share	STRC	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	The Nasdaq Global Select Market
10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share	STRD	The Nasdaq Global Select Market
Class A Common Stock, $0.001 par value per share	MSTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Special Meeting of Stockholders for Proposed Daily Dividend Amendments

On September 24, 2026, the Board of Directors (the “Board”) of Strategy Inc (the “Company”) approved the submission to the Company’s stockholders at a special meeting of stockholders (the “Special Meeting”) of a proposal to amend and restate the certificates of designations governing each of the Company’s 10.00% Series A Perpetual Strife Preferred Stock (“STRF”), Variable Rate Series A Perpetual Stretch Preferred Stock (“STRC”), 8.00% Series A Perpetual Strike Preferred Stock (“STRK”) and 10.00% Series A Perpetual Stride Preferred Stock (“STRD”).

The proposed amendments would provide for a regular dividend record date on each calendar day, with the related dividend, if declared, payable on the next following business day, as further described in the Company’s preliminary proxy statement filed with the Securities and Exchange Commission (the “SEC”) on September 25, 2026. Assuming stockholder approval at the Special Meeting and the filing and effectiveness of the amended and restated certificates of designations, and subject to declaration by the Board or a duly authorized committee, the Company expects to pay the first dividends under the daily schedule (i) for STRC, on November 2, 2026, to holders of record on November 1, 2026, and (ii) for STRF, STRK and STRD, on January 4, 2027, to the applicable holders of record on January 1, 2 and 3, 2027. Thereafter, each calendar day would serve as a record date for the applicable series, with the related dividend payable on the next business day.

The Board has established September 25, 2026, as the record date for the Special Meeting. The Special Meeting is expected to be held virtually on October 28, 2026.

The proposed amendments do not increase or decrease the total amount of regular dividends payable on STRF, STRC, STRK or STRD, change any of STRF’s, STRC’s, STRK’s or STRD’s dividend rates, increase or decrease the Company’s overall dividend payment obligations, or, other than as it pertains to the change in the frequency of dividend payments and other related changes, change the applicable rights and protections associated with each of STRF, STRC, STRK and STRD dividends.

The proposed amendments are subject to stockholder approval and, if approved, would become effective upon the filing and effectiveness of the applicable amended and restated certificates of designations with the Secretary of State of the State of Delaware.

Additional Information and Where You Can Find It

The Company has filed a preliminary proxy statement with the SEC in connection with the Special Meeting. The Company also intends to file a definitive proxy statement with the SEC for the Special Meeting. Promptly after filing the definitive proxy statement, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting. Investors and securityholders are urged to read these documents, including the definitive proxy statement (and any amendments or supplements thereto), when they become available because they contain important information. You may obtain these documents (when they become available) free of charge on the SEC's website (www.sec.gov) or at the Company’s website (www.strategy.com) or by contacting the Company’s Investor Relations team by email (ir@strategy.com).

No proxy cards are being furnished by this communication. Stockholders may vote their shares only by following the voting instructions set forth in the definitive proxy statement.

Participant Information

The Company and its directors and executive officers may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from Strategy’s stockholders in connection with the matters to be considered at the Special Meeting. Information about the compensation of our named executive officers and our non-employee directors is set forth in the section titled “Executive Officer Compensation” and “Director Compensation”, respectively, in the definitive proxy statement for the Company’s 2026 Annual Meeting of Stockholders filed with the SEC on April 28, 2026, available here. Information regarding the participants’ holdings of the Company’s securities and their direct or indirect interests, by security holdings or otherwise, can be found in the sections titled

“Security Ownership of Certain Beneficial Owners and Management” and “Interests of Directors and Officers” in the preliminary proxy statement for the Special Meeting, available here.

Forward-Looking Statements

Statements in this communication about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the proposed changes to the terms of the Company’s 10.00% Series A Perpetual Strife Preferred Stock, Variable Rate Series A Perpetual Stretch Preferred Stock, 8.00% Series A Perpetual Strike Preferred Stock, and 10.00% Series A Perpetual Stride Preferred Stock and related potential benefits or impacts. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 3, 2026 and the risks described in other filings that the Company may make with the SEC. Any forward-looking statements contained in this communication speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2026	Strategy Inc (Registrant)

	By:	/s/ Thomas C. Chow
	Name:	Thomas C. Chow
	Title:	Executive Vice President & General Counsel